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                           ING INVESTMENT FUNDS, INC.
                                ING MagnaCap Fund

                       Supplement Dated September 3, 2004
    to the Domestic Equity Growth, Domestic Equity Value and Domestic Equity and Income Funds Class Q Prospectus and Statement of Additional Information
                            Dated September 30, 2003



On September 2, 2004, the Board of Directors of ING Investment Funds, Inc. approved the dissolution of Class Q shares of ING MagnaCap Fund (the "Fund"). Effective immediately, the Fund will cease the public offering of its Class Q shares. No investments in Class Q shares of the Fund will be accepted. All references to the ING MagnaCap Fund Class Q shares in the Class Q Prospectus and Statement of Additional Information are hereby deleted.


               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE